SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

July 17, 2003
(Date of earliest event reported)

ACE CASH EXPRESS, INC.

(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	0-20774 (Commission file number)	75-2142963 (I.R.S. employer identification no.)

1231 Greenway Drive, Suite 600
Irving, Texas 75038
(Address of principal executive offices)

(972) 550-5000
(Registrant’s telephone number,
including area code)

Not Applicable
(Former Name or Former Address,
if Changed Since Last Report)

Item 7. Financial Statements and Exhibits
Item 9. Regulation FD Disclosure (Information provided pursuant to Item 12, “Results of Operations and Financial Condition” in accordance with SEC Release No. 34-47583).
SIGNATURES
EXHIBIT INDEX
EX-99.1 Press Release

Item 7. Financial Statements and Exhibits

(c)	Exhibits.

	Exhibit 99.1	Press release dated July 17, 2003.

Item 9. Regulation FD Disclosure (Information provided pursuant to Item 12, “Results of Operations and Financial Condition” in accordance with SEC Release No. 34-47583).

On July 17, 2003, Ace Cash Express, Inc. issued a press release announcing that it has:

•	revised its forecast of earnings for its fiscal year ended June 30, 2003; and

•	entered into an agreement to settle its lawsuit against two insurers regarding coverage of claims against it in various lawsuits regarding the former offering of Goleta National Bank short-term loans at its stores.

A copy of the press release is Exhibit 99.1 to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACE CASH EXPRESS, INC

Dated:	July 18, 2003	By:	/s/ MICHAEL J. BRISKEY

Michael J. Briskey Vice President of Finance and Interim Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated July 17, 2003.

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